Supplement to the currently effective PROSPECTUSES

Deutsche High Income VIP

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectuses.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.

Thomas R. Bouchard, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.

The following information replaces the existing disclosure contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectuses.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2006.

■	Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
■	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
■	Head of US High Yield Bonds: New York.
■	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.

■	Joined Deutsche Asset Management in 2006 with 6 years of industry experience. Prior to joining, he served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
■	Portfolio Manager for High Yield Strategies: New York.
■	BA from University of Wisconsin - Madison; MBA in Finance from Boston College, MA in Strategic Studies from U.S. Army War College.

Please Retain This Supplement for Future Reference

February 1, 2016

PROSTKR-568